[GENTEK LOGO OMITTED]


NEWS RELEASE

Media Contact:                                 Investor Contact:
Gia L. Oei, 603-929-2489                       Mark J. Connor, 973-515-1989
E-mail: GOei@gentek-global.com                 E-mail: MConnor@gentek-global.com
                                                       -------------------------


                     GenTek Reports Second-Quarter Results


PARSIPPANY, N.J., Aug. 16, 2004-- GenTek Inc. (OTC Bulletin Board: GETI) today announced results for the second quarter ended June 30, 2004. GenTek's results reflect the classification of its KRONE communications operating unit as a discontinued operation due to the sale of that business on May 18, 2004. In addition, GenTek has applied fresh-start accounting in conjunction with its emergence from bankruptcy protection on Nov. 10, 2003, causing the results from the prior-year period to not be comparable to current period results.

         For the second quarter of 2004, GenTek had revenues totaling $201.6 million and operating profit of $1.0 million. Also for the quarter, including earnings from discontinued operations, net income totaled $185.1 million, or $18.49 per diluted share.

         For the six months ending June 30, 2004, GenTek had revenues totaling $394.5 million and operating profit of $23.1 million. Also for the six-month period, net income was $199.9 million, or $19.98 per diluted share.





                                    - more -

GenTek Reports Second-Quarter Results - 2

Pro Forma Results

         To facilitate the comparison of 2004 results against prior periods, GenTek has presented prior-period results on a pro forma basis, as if the company had emerged from bankruptcy at the beginning of such period. In addition, 2004 and 2003 pro forma results are presented as if the company had completed its sale of the KRONE communications business at the beginning of such periods. These pro forma results are based upon certain important assumptions that are material to the presentation of such results. In particular, the pro forma results assume a normalized effective tax rate, which may ultimately be materially different from GenTek's future effective tax rate. While management believes that this presentation of pro forma results may be useful, we caution investors not to rely solely on such results in making investment decisions.

         Pro forma results for the second quarter and first six months of 2004, as well as for the prior-year periods, are summarized in the attached Schedule 2 and all pro forma adjustments are detailed in Schedules 3 through 6.

         For the second quarter of 2004, GenTek posted revenues of $201.6 million compared with $205.0 million in the corresponding quarter of 2003. For the second quarter of 2004, GenTek recorded operating profit of $1.0 million (after restructuring and impairment charges of $6.1 million) versus a pro forma operating profit of $7.7 million in the second quarter of 2003. The company recorded a pro forma net loss of $0.1 million, or $0.01 per diluted share, in the second quarter compared with pro forma net income of $5.5 million, or $0.55 per diluted share, for the same period last year.

                                    - more -

GenTek Reports Second-Quarter Results - 3

Adjusted Pro Forma Results

         For further comparison against prior and future periods, GenTek has also presented 2004 second-quarter results, as well as results for the comparable prior-year periods, on an adjusted pro forma basis. The adjusted pro forma results reflect removing the impact of any restructuring, impairment, reorganization and certain one-time items. These adjustments are detailed on Schedules 7 and 8.

         In addition, the company has presented adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) as a measure of operating results. Adjusted EBITDA reflects removing the impact of any restructuring, impairment, reorganization, income from discontinued operations and certain one-time items. GenTek has presented adjusted EBITDA to enhance the reader's understanding of operating results, as it is a measure commonly used to value businesses by investors and lenders. Adjusted EBITDA is a non-GAAP (Generally Accepted Accounting Principles) measure, and as such, a reconciliation of adjusted EBITDA to pro forma net income is provided in
Schedule 9.

         During the second quarter of 2004, adjusted EBITDA was $17.8 million compared with $22.0 million in the second quarter of 2003. The majority of the decrease in adjusted EBITDA, or approximately $3.4 million, is attributable to the effect of foreign currency gains and losses. On an adjusted pro forma basis, the company's second-quarter net income totaled $5.0 million, or $0.50 per diluted share, compared with $5.5 million, or $0.55 per diluted share, for the same period in 2003.



                                    - more -

GenTek Reports Second-Quarter Results - 4

         "We are quite pleased with our second quarter results, particularly in light of the severe raw material price pressure experienced year-over-year," said Richard R. Russell, GenTek's president and CEO. "Maintaining the prior-year's adjusted EBITDA level, excluding the effect of foreign exchange, was accomplished through improved pass-through of raw material costs and by taking aggressive action to control other costs. Our continued efforts to improve cash flow have become even more critical in light of our expectation that raw material pricing across all of our businesses will remain challenging for the foreseeable future," Russell noted. "Our initiative to improve trade payable credit terms are partially reflected in the higher June 30th payables figure, with additional improvements expected to contribute favorably to cash flow in the second half of the year."

         "GenTek's strong balance sheet provides us with significant financial flexibility going forward, including the ability to pursue additional strategic growth opportunities within our core businesses," Russell said. "The integration of our most recent strategic acquisition, Whirlpool's Reynosa wire-harness business, is proceeding smoothly and according to our planned timetable."



About GenTek Inc.
-----------------
GenTek Inc. is a manufacturer of industrial components and performance chemicals. Additional information about the company is available on GenTek's Web site at www.gentek-global.com.



Non-GAAP Financial Measures
---------------------------
This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release are reconciliations of the differences between these non-GAAP financial measures and the most directly comparable financial measures calculated in accordance with GAAP.



                                    - more -

GenTek Reports Second-Quarter Results - 5


Forward-looking statements
--------------------------
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements, other than statements of historical facts, included herein may constitute forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, there can be no assurances that these assumptions and expectations will prove to have been correct. Important factors that could cause actual results to differ from these expectations include, among others, the assumed tax rate used in calculations may be different than the future effective tax rate applicable to the Company; the impact of fresh start accounting; the impact of our reorganization under Chapter 11; our ability to fund and execute our business plan; potential adverse developments with respect to our liquidity or results of operations; our outstanding indebtedness and leverage; the impact of the restrictions imposed by our indebtedness; the high degree of competition in certain of our businesses, and the potential for new competitors to enter into those businesses; continued or increased price pressure in our markets; customers and suppliers seeking contractual and credit terms less favorable to us; our ability to maintain customers and suppliers that are important to our operations; our ability to attract and retain new customers; the impact of possible substantial future cash funding requirements for our pension plans, particularly if investment returns on pension assets are lower than assumed; the extent to which we undertake dispositions and new acquisitions or enter into strategic joint ventures or partnerships and their implementation; the impact of any possible failure to achieve targeted cost reductions; increases in the cost of raw materials, including energy and other inputs used to make our products; our ability to attract, retain and compensate key executives and employees; future modifications to existing laws and regulations affecting the environment, health and safety; discovery of unknown contingent liabilities, including environmental contamination at our facilities; suppliers' delays or inability to deliver key raw materials; breakdowns or closures of our or certain of our customers' plants or facilities; inability to obtain sufficient insurance coverage or the terms thereof; domestic and international economic conditions, fluctuations in interest rates and in foreign currency exchange rates; the cyclical nature of certain of our businesses and markets; the potential that actual results may differ from the estimates and assumptions used by management in the preparation of the consolidated financial statements; future technological advances which may affect our existing product lines; and other risks detailed from time to time in our SEC reports. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur.

                                       #


                                                                                                                Schedule 1
                                                       GenTek Inc.
                                           Consolidated Statement of Operations
                                          (In Millions except per share amounts)
                                                       (Unaudited)


                                                                   Successor      Predecessor     Successor     Predecessor
                                                                 Three Months    Three Months     Six Months     Six Months
                                                                    Ended           Ended           Ended         Ended
                                                                   June 30,        June 30,        June 30,      June 30,
                                                                     2004            2003            2004          2003
                                                                 ------------    ------------    ------------  -------------

Revenues                                                            $  201.6       $   205.0        $  394.5      $   402.0

Cost of Sales                                                          172.3           170.9           335.5          340.2

Selling, general and administrative expense                             22.2            23.0            43.7           44.0

Restructuring and impairment charges                                     6.1               -             7.0           24.7

Pension curtailment gain                                                   -               -            14.8              -
                                                                 ------------    ------------    ------------  -------------

    Operating profit (loss)                                              1.0            11.0            23.1           (6.9)

Interest expense, net                                                    2.6             0.2             7.0            0.2

Reorganization items                                                       -            24.8               -           34.0

Other (income) expense, net                                              0.6            (3.1)           (1.1)          (5.1)
                                                                 ------------    ------------    ------------  -------------

    Income (loss) from continuing operations before income taxes        (2.1)          (11.0)           17.2          (36.0)

Income tax provision (benefit)                                          (0.3)            1.5             8.0            5.2
                                                                 ------------    ------------    ------------  -------------

    Income (loss) from continuing operations                            (1.8)          (12.5)            9.2          (41.3)

Income (loss) from discontinued operations (net of tax of
$83,132, $85,566, $221 and $(1,476) for the three and six
month periods ended June 30, 2004 and 2003, respectively)              186.9             2.7           190.8            2.6
                                                                 ------------    ------------    ------------  -------------

    Net income (loss)                                               $  185.1       $    (9.8)       $  199.9      $   (38.7)
                                                                 ============    ============    ============  =============


Weighted average common shares                                          10.0            25.6            10.0           25.6
Weighted average common and equivalent shares                           10.0            25.6            10.0           25.6

Income (loss) per common share - basic:
Income (loss) from continuing operations                            $  (0.18)      $   (0.49)       $   0.92      $   (1.61)
Income (loss) from discontinued operations                             18.69            0.11           19.08           0.10
                                                                 ------------    ------------    ------------  -------------
    Net income (loss)                                               $  18.51       $  (0.38)        $  19.99      $  (1.51)

Income (loss) per common share - assuming dilution:
Income (loss) from continuing operations                            $  (0.18)      $  (0.49)        $   0.92      $  (1.61)
Income (loss) from discontinued operations                             18.67           0.11            19.06          0.10
                                                                 ------------    ------------    ------------  -------------
    Net income (loss)                                               $  18.49       $  (0.38)        $  19.98      $  (1.51)



                                                                                                               Schedule 2
                                                       GenTek Inc.
                                     Pro Forma Consolidated Statement of Operations
                                         (In Millions except per share amounts)
                                                       (Unaudited)


                                                                 Successor      Predecessor     Successor     Predecessor
                                                               Three Months    Three Months     Six Months     Six Months
                                                                  Ended           Ended           Ended         Ended
                                                                 June 30,        June 30,        June 30,      June 30,
                                                                   2004 (a)        2003 (b)        2004 (c)      2003  (d)
                                                               ------------    ------------    ------------  -------------

Revenues                                                        $  201.6        $  205.0        $  394.5       $  402.0

Cost of Sales                                                      172.3           174.3           335.5          345.1

Selling, general and administrative expense                         22.2            23.0            43.7           44.0

Restructuring and impairment charges                                 6.1               -             7.0           24.7

Pension curtailment gain                                               -               -            14.8              -
                                                               ------------    ------------    ------------  -------------

   Operating profit (loss)                                           1.0             7.7            23.1          (11.7)

Interest expense, net                                                0.6             0.5             1.2            1.0

Reorganization items                                                   -               -               -              -

Other (income) expense, net                                          0.6            (3.1)           (1.1)          (5.1)
                                                               ------------    ------------    ------------  -------------

   Income (loss) from continuing operations before
   income taxes                                                     (0.2)           10.3            23.0           (7.6)

Income tax provision (benefit)                                      (0.1)            4.8            10.7           (3.6)
                                                               ------------    ------------    ------------  -------------

   Income (loss) from continuing operations                         (0.1)            5.5            12.2           (4.1)

Income (loss) from discontinued operations                             -               -               -              -
                                                               ------------    ------------    ------------  -------------

   Net income (loss)                                            $   (0.1)       $    5.5        $   12.2       $   (4.1)
                                                               ============    ============    ============  =============


Weighted average common shares                                      10.0            10.0            10.0           10.0
Weighted average common and equivalent shares                       10.0            10.0            10.0           10.0

Income (loss) per common share - basic:
Income (loss) from continuing operations                        $  (0.01)       $   0.55        $   1.22       $  (0.41)
Income (loss) from discontinued operations                            -                -               -              -
                                                               ------------    ------------    ------------  -------------
   Net income (loss)                                            $  (0.01)       $   0.55        $   1.22       $  (0.41)

Income (loss) per common share - assuming dilution:
Income (loss) from continuing operations                        $  (0.01)       $   0.55        $   1.22       $  (0.41)
Income (loss) from discontinued operations                            -                -               -              -
                                                               ------------    ------------    ------------  -------------
   Net income (loss)                                            $  (0.01)       $   0.55        $   1.22       $  (0.41)




(a) See Schedule 3 for pro forma adjustments for the second-quarter of 2004.
(b) See Schedule 4 for pro forma adjustments for the second-quarter of 2003.
(c) See Schedule 5 for pro forma adjustments for the first six months of 2004.
(d) See Schedule 6 for pro forma adjustments for the first six months of 2003.


                                                                                                    Schedule 3

                                                 GenTek Inc.
                                Pro Forma Consolidated Statement of Operations
                                    (In Millions except per share amounts)
                                                 (Unaudited)

                                                                   Successor
                                                                   As Reported                      Pro Forma
                                                                  Three Months                     Three Months
                                                                     Ended                            Ended
                                                                    June 30,        Pro Forma        June 30,
                                                                     2004          Adjustments         2004
                                                                 -------------   -------------     -------------

Revenues                                                             $  201.6                         $  201.6

Cost of Sales                                                           172.3                            172.3

Selling, general and administrative expense                              22.2                             22.2

Restructuring and impairment charges                                      6.1                              6.1

Pension curtailment gain                                                    -                                -
                                                                 -------------                       -----------

   Operating profit (loss)                                                1.0             -                1.0

Interest expense, net                                                     2.6          (2.0)  (a)          0.6

Reorganization items                                                        -             -                 -

Other (income) expense, net                                               0.6                              0.6
                                                                 -------------                      ------------

   Income (loss) from continuing operations before income taxes          (2.1)          2.0               (0.2)

Income tax provision (benefit)                                           (0.3)          0.2   (b)         (0.1)
                                                                 -------------   -------------      ------------

   Income (loss) from continuing operations                              (1.8)          1.7               (0.1)

Income (loss) from discontinued operations
(net of tax of $83,132)                                                 186.9        (186.9)  (c)            -
                                                                 -------------   -------------      ------------

   Net income (loss)                                                 $  185.1      $ (185.2)          $   (0.1)
                                                                 =============   =============      ============


Weighted average common shares                                           10.0                             10.0
Weighted average common and equivalent shares                            10.0                             10.0

Income (loss) per common share - basic:
Income (loss) from continuing operations                             $  (0.18)                        $  (0.01)
Income (loss) from discontinued operations                              18.69                                -
                                                                 -------------                    --------------
   Net income (loss)                                                 $  18.51                         $  (0.01)

Income (loss) per common share - assuming dilution:
Income (loss) from continuing operations                             $  (0.18)                        $  (0.01)
Income (loss) from discontinued operations                              18.67                                -
                                                                 -------------                    --------------
   Net income (loss)                                                 $  18.49                         $  (0.01)



(a) Adjusted to exclude interest on GenTek's $250 million senior term notes which were repaid in full upon the sale of the KRONE communications business.

(b) Adjusted the income tax provision using assumed effective tax rate of 46.7%. GenTek's future effective tax rate may be materially different than this assumed rate.

(c) Adjusted to exclude discontinued operations due to sale of Krone business.


                                                                                              Schedule 4

                                            GenTek Inc.
                          Pro Forma Consolidated Statement of Operations
                              (In Millions except per share amounts)
                                            (Unaudited)

                                                                  Predecessor
                                                                  As Reported                          Pro Forma
                                                                  Three Months                        Three Months
                                                                     Ended                               Ended
                                                                    June 30,          Pro Forma        June 30,
                                                                     2003            Adjustments         2003
                                                                 -------------     -------------     -------------

Revenues                                                           $   205.0                           $  205.0

Cost of Sales                                                          170.9            3.4  (a)          174.3

Selling, general and administrative expense                             23.0                               23.0

Restructuring and impairment charges                                       -                                 -

Pension curtailment gain                                                   -                                 -
                                                                 -------------                       -------------

   Operating profit (loss)                                              11.0           (3.4)               7.7

Interest expense, net                                                    0.2            0.2  (b)           0.5

Reorganization items                                                    24.8          (24.8) (c)             -

Other (income) expense, net                                             (3.1)                              (3.1)
                                                                 -------------                       -------------

   Income (loss) from continuing operations before
   income taxes                                                        (11.0)          21.2                10.3

Income tax provision (benefit)                                           1.5            3.3  (d)            4.8
                                                                 -------------     -------------     -------------

   Income (loss) from continuing operations                            (12.5)          18.0                 5.5

Income (loss) from discontinued operations (net of
tax of $221)                                                             2.7           (2.7) (e)              -
                                                                 -------------     -------------     -------------

   Net income (loss)                                               $    (9.8)      $   15.3            $    5.5
                                                                 =============     =============     =============


Weighted average common shares                                          25.6          (15.6)               10.0
Weighted average common and equivalent shares                           25.6          (15.6)               10.0

Income (loss) per common share - basic:
Income (loss) from continuing operations                            $  (0.49)                          $   0.55
Income (loss) from discontinued operations                              0.11                                  -
                                                                 -------------                       -------------
   Net income (loss)                                                $  (0.38)                          $   0.55

Income (loss) per common share - assuming dilution:
Income (loss) from continuing operations                            $  (0.49)                          $   0.55
Income (loss) from discontinued operations                              0.11                                  -
                                                                 -------------                       -------------
   Net income (loss)                                                $  (0.38)                          $   0.55



(a) Adjusted to eliminate historical depreciation and amortization expense, offset by fresh start depreciation and amortization expense based on the revaluation of the company's fixed and intangible assets at fair value on the emergence date.

(b) Adjusted to include additional interest, commitment and Letter of Credit fees and amortization of financing costs for the period through Nov. 10, 2003. Adjusted to exclude interest and fees on pre-petition bonds and credit facilities. Domestic interest income adjusted to reflect lower cash balances.

(c) Eliminate reorganization charges.

(d) Adjusted the income tax provision using assumed effective tax rate of 46.7%. GenTek's future effective tax rate may be materially different than this assumed rate.

(e) Adjusted to exclude discontinued operations due to sale of Krone business.



                                                                                                  Schedule 5
                                                GenTek Inc.
                               Pro Forma Consolidated Statement of Operations
                                   (In Millions except per share amounts)
                                                (Unaudited)

                                                                Successor
                                                               As Reported                         Pro Forma
                                                                Six Months                        Six Months
                                                                  Ended                             Ended
                                                                 June 30,         Pro Forma        June 30,
                                                                   2004          Adjustments         2004
                                                               -------------    -------------     ------------

Revenues                                                           $  394.5                         $  394.5

Cost of Sales                                                         335.5                            335.5

Selling, general and administrative expense                            43.7                             43.7

Restructuring and impairment charges                                    7.0                              7.0

Pension curtailment gain                                               14.8                             14.8
                                                               -------------                      ------------

   Operating profit (loss)                                             23.1               -             23.1

Interest expense, net                                                   7.0            (5.8) (a)         1.2

Reorganization items                                                      -               -                -

Other (income) expense, net                                            (1.1)                            (1.1)
                                                               -------------                      ------------

   Income (loss) from continuing operations before income
   taxes                                                               17.2             5.8             23.0

Income tax provision (benefit)                                          8.0             2.7  (b)        10.7
                                                               -------------    -------------     ------------

   Income (loss) from continuing operations                             9.2             3.1             12.2

Income (loss) from discontinued operations
(net of tax of $85,566)                                               190.8          (190.8) (c)           -
                                                               -------------    -------------     ------------

   Net income (loss)                                               $  199.9       $  (187.7)        $   12.2
                                                               =============    =============     ============


Weighted average common shares                                         10.0             0.0             10.0
Weighted average common and equivalent shares                          10.0             0.0             10.0

Income (loss) per common share - basic:
Income (loss) from continuing operations                           $   0.92                         $   1.22
Income (loss) from discontinued operations                            19.08                                -
                                                               -------------                      ------------
   Net income (loss)                                               $  19.99                         $   1.22

Income (loss) per common share - assuming dilution:
Income (loss) from continuing operations                           $   0.92                         $   1.22
Income (loss) from discontinued operations                            19.06                                -
                                                               -------------                      ------------
   Net income (loss)                                               $  19.98                         $   1.22



(a) Adjusted to exclude interest on GenTek's $250 million senior term notes which were repaid in full upon the sale of the KRONE communications business.

(b) Adjusted the income tax provision using assumed effective tax rate of 46.7%. GenTek's future effective tax rate may be materially different than this assumed rate.

(c) Adjusted to exclude discontinued operations due to sale of Krone business.


                                                                                         Schedule 6

                                            GenTek Inc.
                          Pro Forma Consolidated Statement of Operations
                              (In Millions except per share amounts)
                                            (Unaudited)

                                                           Predecessor
                                                           As Reported                      Pro Forma
                                                           Six Months                      Six Months
                                                             Ended                            Ended
                                                            June 30,       Pro Forma         June 30,
                                                              2003        Adjustments         2003
                                                          ------------    ------------    --------------
Revenues                                                    $   402.0                       $  402.0

Cost of Sales                                                   340.2          4.8  (a)        345.1

Selling, general and administrative expense                      44.0                           44.0

Restructuring and impairment charges                             24.7                           24.7

Pension curtailment gain                                            -                              -
                                                          ------------                    --------------

   Operating profit (loss)                                       (6.9)        (4.8)            (11.7)

Interest expense, net                                             0.2          0.7  (b)          1.0

Reorganization items                                             34.0        (34.0) (c)            -

Other (income) expense, net                                      (5.1)                          (5.1)
                                                          ------------                    --------------

   Income (loss) from continuing operations before
   income taxes                                                 (36.0)         28.4             (7.6)

Income tax provision (benefit)                                    5.2         (8.8) (d)         (3.6)
                                                          ------------    -----------     --------------

   Income (loss) from continuing operations                     (41.3)        37.2              (4.1)

Income (loss) from discontinued operations (net of
tax of $(1,476))                                                  2.6         (2.6) (e)            -
                                                          ------------    -----------     --------------

   Net income (loss)                                        $   (38.7)      $ 34.6          $   (4.1)


Weighted average common shares                                   25.6        (15.6)             10.0

Weighted average common and equivalent shares                    25.6        (15.6)             10.0


Income (loss) per common share - basic:
Income (loss) from continuing operations                    $   (1.61)                      $  (0.41)
Income (loss) from discontinued operations                       0.10                              -
                                                          ------------                    --------------
   Net income (loss)                                        $   (1.51)                      $  (0.41)

Income (loss) per common share - assuming dilution:
Income (loss) from continuing operations                    $   (1.61)                      $  (0.41)
Income (loss) from discontinued operations                       0.10                              -
                                                          ------------                    --------------
   Net income (loss)                                        $   (1.51)                      $  (0.41)



(a) Adjusted to eliminate historical depreciation and amortization expense, offset by fresh start depreciation and amortization expense based on the revaluation of the company's fixed and intangible assets at fair value on the emergence date.

(b) Adjusted to include additional interest, commitment and Letter of Credit fees and amortization of financing costs for the period through Nov. 10, 2003. Adjusted to exclude interest and fees on pre-petition bonds and credit facilities. Domestic interest income adjusted to reflect lower cash balances.

(c) Eliminate reorganization charges.

(d) Adjusted the income tax provision using assumed effective tax rate of 46.7%. GenTek's future effective tax rate may be materially different than this assumed rate.

(e) Adjusted to exclude discontinued operations due to sale of Krone business.




                                                                                                     Schedule 7

                                                  GenTek Inc.
               Second Quarter Reconciliation of Pro Forma Results to Adjusted Pro Forma Results
                                    (In Millions except per share amounts)
                                                  (Unaudited)


                                                                          Second Quarter - 2004
                                                           -----------------------------------------------------
                                                                                                    Adjusted
                                                             Pro Forma         Adjustments         Pro Forma
                                                           ---------------    ---------------    ---------------

Revenues                                                       $  201.6                             $  201.6

Operating profit (loss)                                             1.0               6.1 (a)            7.1

Income Taxes                                                       (0.1)              1.0 (b)            0.9

Income (loss) from continuing operations                           (0.1)              5.1 (c)            5.0
Net income (loss)                                                  (0.1)              5.1 (c)            5.0

Diluted EPS from continuing operations                         $  (0.01)         $   0.51 (c)       $   0.50
Diluted EPS                                                    $  (0.01)         $   0.51 (c)       $   0.50




(a) Reflects restructuring charges relating primarily to the shutdown of the company's two Delaware
Valley facilities along with two other facilities.

(b) Adjusted the income tax provision using assumed effective tax rate of 46.7%. GenTek's future effective tax rate may be materially different than this assumed rate.

(c) Income from continuing operations, net income and EPS reflect adjustments in notes (a) and (b) above.



                                                                          Second Quarter - 2003
                                                           -----------------------------------------------------
                                                                                                    Adjusted
                                                             Pro Forma         Adjustments         Pro Forma
                                                           ---------------    ---------------    ---------------

Revenues                                                       $  205.0                              $  205.0

Operating profit (loss)                                             7.7                -                  7.7

Income Taxes                                                        4.8                -                  4.8

Income (loss) from continuing operations                            5.5                -                  5.5
Net income (loss)                                                   5.5                -                  5.5

Diluted EPS from continuing operations                         $   0.55           $    -             $   0.55
Diluted EPS                                                    $   0.55           $    -             $   0.55





                                                                                          Schedule 8

                                            GenTek Inc.
         First Six Months Reconciliation of Pro Forma Results to Adjusted Pro Forma Results
                               (In Millions except per share amounts)
                                            (Unaudited)


                                                                 First Six Months - 2004
                                                     ------------------------------------------------
                                                                                          Adjusted
                                                       Pro Forma       Adjustments       Pro Forma
                                                     --------------    -------------    -------------

Revenues                                                $  394.5                         $  394.5

Operating profit (loss)                                     23.1           (7.8) (a)         15.3

Income Taxes                                                10.7           (5.0) (b)          5.7

Income (loss) from continuing operations                    12.2           (5.7) (c)          6.5
Net income (loss)                                           12.2           (5.7) (c)          6.5

Diluted EPS from continuing operations                  $   1.22       $  (0.57) (c)     $   0.65
Diluted EPS                                             $   1.22       $  (0.57) (c)     $   0.65




(a) Reflects $14.8 million of pension curtailment gain, partially offset by $7.0 million of restructuring charges.

(b) Adjusted the income tax provision using assumed effective tax rate of 46.7%. GenTek's future effective tax rate may be materially different than this assumed rate.

(c) Income from continuing operations, net income and EPS reflect adjustments in notes (a) and (b) above as well as $3.0 million ($1.7 million net of taxes) of gain on the sale of GenTek's 49% interest in Esseco General Chemical LLC.



                                                                 First Six Months - 2003
                                                     ------------------------------------------------
                                                                                          Adjusted
                                                       Pro Forma       Adjustments       Pro Forma
                                                     --------------    -------------    -------------

Revenues                                               $   402.0                          $  402.0

Operating profit (loss)                                    (11.7)          24.7 (a)           13.0

Income Taxes                                                (3.6)          11.5 (b)            8.0

Income (loss) from continuing operations                    (4.1)          13.1 (c)            9.1
Net income (loss)                                           (4.1)          13.1 (c)            9.1

Diluted EPS from continuing operations                 $   (0.41)      $   1.31 (c)       $   0.91
Diluted EPS                                            $   (0.41)      $   1.31 (c)       $   0.91



(a) Reflects asset impairment charges relating to the company's Delaware Valley South Plant facility.

(b) Adjusted the income tax provision using assumed effective tax rate of 46.7%. GenTek's future effective tax rate may be materially different than this assumed rate.

(c) Income from continuing operations, Net income and EPS reflect adjustments in notes (a) and (b) above.




                                                                                                                Schedule 9

                                                       GenTek Inc.
                                Reconciliation of Pro Forma Net Income to Adjusted EBITDA
                                                      (In Millions)
                                                       (Unaudited)

                                                                    Three Months Ended               Six Months Ended
                                                                         June 30,                        June 30,
                                                                ---------------------------     ---------------------------
                                                                   2004           2003             2004           2003
                                                                ------------   ------------     ------------   ------------

Pro forma Net income (loss)                                           (0.1)           5.5            12.2           (4.1)

Plus: Restructuring and impairment charges                             6.1              -             7.0           24.7
Plus: Tax                                                             (0.1)           4.8            10.7           (3.6)
Plus: Net Interest                                                     0.6            0.5             1.2            1.0
Plus: Depreciation & amortization (1)                                 11.3           11.3            21.3           21.3
Less: Pension curtailment gain                                           -              -           (14.8)             -
Less: Discontinued ops                                                   -              -               -              -
Less: Gain on sale of interest in Esseco General Chemical LLC            -              -            (3.0)             -
                                                                ------------   ------------     ------------   ------------

Adjusted EBITDA                                                   $   17.8       $   22.0        $   34.6        $  39.3
                                                                ============   ============     ============   ============



(1) Depreciation and amortization excludes amortization of financing costs which are included in interest expense.
